SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                              October 30, 1997

               (Date of Report, date of earliest event reported)


                                   VALHI, INC.

             (Exact name of Registrant as specified in its charter)


               Delaware             1-5467            87-0110150

            (State or other        (Commission         (IRS Employer
             jurisdiction of        File Number)        Identification
             incorporation)                                   No.)

            5430 LBJ Freeway, Suite 1700, Dallas, TX     75240-2697

            (Address of principal executive offices)     (Zip Code)


                               (972) 233-1700

              (Registrant's telephone number, including area code)




             (Former name or address, if changed since last report)

Item 5:  Other Events


            On October 30, 1997, the Registrant issued the press release attached hereto as Exhibit 99.1 which is incorporated herein by reference.

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits


        (c)  Exhibit


             Item No.              Exhibit Index


             99.1   Press release dated October 30, 1997
                    issued by the Registrant

                            SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            VALHI, INC.
                            (Registrant)



                            By: /s/ Steven L. Watson

                                 Steven L. Watson
                                 Vice President & Secretary


Date:  October 30, 1997